UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  April 2, 2025
MID PENN BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2407 Park Drive Harrisburg, Pennsylvania	1.866.642.7736	17110
(Address of Principal Executive Offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	MPB	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

0	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

MID PENN BANCORP, INC.
FORM 8-K

ITEM 5.07    Submission of Matters to a Vote of Security Holders

On April 02, 2025, Mid Penn Bancorp, Inc. (“Mid Penn”) held a Special Meeting of Shareholders (the “Special Meeting”), for which proxies were solicited by the Board of Directors. The Special Meeting was held in order to vote upon the proposals set forth in the joint proxy statement/prospectus dated February 7, 2025, and filed with the Securities and Exchange Commission on February 11, 2025.

Of the 19,355,797 shares of Mid Penn common stock outstanding as of the record date for the Special Meeting, 14,618,626 shares were present at the meeting in person or by proxy. The following is a summary of the proposals voted upon at the Special Meeting and the votes cast on each proposal.

Proposal 1:

To approve the issuance by Mid Penn of shares of Mid Penn common stock to holders of common stock of William Penn Bancorporation (“William Penn”), as contemplated by the Agreement and Plan of Merger, dated October 31, 2024, by and between Mid Penn and William Penn.

The shareholders approved the issuance by Mid Penn of shares of Mid Penn common stock to the holders of William Penn common stock as merger consideration in connection with the merger. The number and type of votes cast with respect to the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,363,966	230,601	24,060	—

In connection with the Special Meeting, Mid Penn also solicited proxies with respect to a proposal to authorize the Board of Directors to adjourn the Special Meeting, if necessary, to solicit additional proxies, in the event there were not sufficient votes at the time of the Special Meeting to approve the share issuance proposal. The adjournment proposal was not submitted to Mid Penn’s shareholders for approval at the Special Meeting because there were sufficient votes to approve the share issuance proposal.

ITEM 8.01    Other Events.

On April 2, 2025, Mid Penn and William Penn issued a joint press release. The press release, attached hereto as Exhibit 99.1, is incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits

(d) Exhibits:

99.1 Press release, dated April 2, 2025, of Mid Penn Bancorp, Inc. and William Penn Bancorporation

104 Cover Page Interactive Date File (embedded within the XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC.

Date: April 2, 2025	By:	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President and Chief Executive Officer